                                                                    EXHIBIT 10.9





          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                  EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT
                -----------------------------------------------

Date:  February ___, 1998                              Number of Shares:  50,000
                                                        (subject to adjustment)


                          PROTON ENERGY SYSTEMS, INC.
                          ---------------------------

                         Common Stock Purchase Warrant
                         -----------------------------

                        (Void after February ___, 2008)

     Proton Energy Systems, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Electric Power Research Institute, Inc., or its registered assigns (the "Registered Holder"), is entitled, subject to the vesting provisions of Section 1(a) and the other terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before February ___, 2008 at not later than 5:00 p.m. (eastern standard time), 50,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company, at a purchase price of $1.10 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

1.  Exercise.
    --------

(a) This Warrant shall vest and become exercisable on a cumulative basis as to the number of shares set forth in the table below effective as of the date the aggregate payments actually received by the Company pursuant to the "EPRI Contract" (as hereinafter defined) equals or exceeds the amount set forth opposite such number of shares in the table below:

                   Aggregate Payments    Number of Shares as
                   Received Pursuant       to Which Warrant
                    to EPRI Contract         is Exercisable
                   ------------------    -------------------

                        $ 35,000                 5,000
                        $ 70,000                10,000
                        $105,000                15,000
                        $140,000                20,000
                        $175,000                25,000
                        $210,000                30,000
                        $245,000                35,000
                        $280,000                40,000
                        $315,000                45,000
                        $350,000                50,000


     For purposes of this Agreement, the term "EPRI Contract" shall mean the Fixed Price Contract presently being negotiated between Electric Power Research Institute, Inc. ("EPRI") and the Company. This Warrant is being issued contingent upon and subject to the execution by the parties of the EPRI Contract, and shall be of no force or effect unless and until the EPRI Contract has been executed and delivered by duly authorized representatives of both EPRI and the Company.

(b) This Warrant may be exercised by the Registered Holder, in whole or in part to the extent (but only to the extent) it is then vested and exercisable pursuant to subsection 1(a) above, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered
                                      ---------
     Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

(c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company and the Purchase Price shall have been paid in full as provided in subsection 1(b) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 30 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon satisfaction of the requirements for transfer set forth in Section 4 and upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

2.  Adjustments.
    -----------

(a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by
     (ii) the Purchase Price in effect immediately after such adjustment.

(b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

(c) Subject to the provisions of subsection 2(e) below, the Purchase Price shall be subject to adjustment from time to time as follows:

(i) Upon each issuance by the Company of any Additional Stock (as hereinafter defined) after the date hereof without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to the issuance of such Additional Stock, the Purchase Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price equal to the per share consideration received by the Company for such Additional Stock.

(ii) No adjustment of the Purchase Price shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to one
     (1) year from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of one (1) year from the date of the event giving rise to the adjustment being carried forward.

(iii) In the case of issuance by the Company of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company.

(iv) In the case of the issuance after the date hereof of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 2;

     (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (to the extent then exercisable) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in a manner consistent with subsection 2(c)(iii) hereof), if any, received by the Company upon issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

     (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for (to the extent then convertible or exchangeable) convertible or exchangeable securities or upon exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in a manner consistent with subsection 2(c)(iii) hereof).

     (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including but not limited to, a change resulting from antidilution provisions thereof, the Purchase Price, to the extent in any way affected by or computed using such options, rights or securities, shall be adjusted based upon the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

     (4) Upon the expiration of any such options or rights, the termination of any such options or rights to convert or exchange, or the expiration of any options or rights related to such convertible or exchangeable securities, the Purchase Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

     (5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 2(c)(iv)(1) and 2(c)(iv)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 2(c)(iv)(3) and 2(c)(iv)(4) hereof.

(v) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 2(c)(iv) hereof) by the Company after the date hereof other than shares of Common Stock issued or issuable:

     (1)  pursuant to a transaction described in Sections 2(a) or 2(b) hereof;

     (2) upon conversion of shares of Preferred Stock of the Company of any class or designation;

     (3) as a dividend or distribution on shares of Preferred Stock of the Company of any class or designation; or

     (4) to directors, officers, employees or consultants of the Company pursuant to a stock option plan, employee stock purchase plan, restricted stock plan or other stock plan or agreement.

(d) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

(e)  Notwithstanding the foregoing, no adjustment shall be made pursuant to this
     Section in the Purchase Price or the number of Warrant Shares issuable upon exercise of this Warrant as result of or with respect to any issuance of Additional Stock if, prior to such issuance, the Company receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Preferred Stock of the Company agreeing that no adjustment in the conversion price of the Preferred Stock or the number of shares of Common Stock into which any Preferred Stock of the Company is convertible shall be made as a result of or with respect to such issuance of Additional Stock pursuant to the Company's Certificate of Incorporation (as amended and then in effect).

3.  Fractional Shares.  The Company shall not be required upon the exercise of
    -----------------
this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per Warrant Share, as reasonably determined by the Board of Directors of the Company.

4.  Requirements for Transfer.
    -------------------------

(a) This Warrant, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Warrant Shares shall not be sold or transferred unless either (i) hey first shall have been registered under the Securities Act of 1933, as amended (the "Act") and applicable state securities laws, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act and applicable state securities laws.

(b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer made in accordance with Rule 144 under the Act (provided that in such case the Registered Holder shall provide the Company with customary representations concerning such transfer and that such transfer, in the opinion of legal counsel reasonably satisfactory to the Company, shall comply with Rule 144).

(c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

5.  No Impairment.  The Company will not, by amendment of its charter or through
    -------------
reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6.  Liquidating Dividends.  If the Company pays a dividend or makes a
    ---------------------
distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

7.  Notices of Record Date, etc.  In case:
    ---------------------------

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, in any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

8.  Reservation of Stock.  The Company will at all times reserve and keep
    --------------------
available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

9.  Exchange of Warrants.  Upon the surrender by the Registered Holder of any
    --------------------
Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon satisfaction of the requirements for transfer set forth in Section 4 and upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

10.  Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory
     -----------------------
to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

11.  Transfers, etc.
     --------------

(a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

(b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II
                                                                 ----------
     hereto) at the principal office of the Company.

(c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this
                                    --------  -------
     Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

12.  Registration Rights.
     -------------------

(a)  Certain Definitions.  As used in this Section and elsewhere in this
     -------------------
     Agreement, the following terms shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any
           ----------
other Federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registrable Shares" means the shares of Common Stock issued or
           ------------------
issuable upon exercise of this Warrant; provided, however, that shares of Common
                                        --------  -------
Stock of the Company which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act, or any sale in any manner to a person or entity is not entitled to the rights provided by this Section.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Stockholders" shall mean the Registered Holder and any persons or
           ------------
entities to whom the rights granted under this Section are transferred pursuant to subsection 12(i) below.

(b)  Incidental Registration.
     -----------------------

     (i) Whenever the Company proposes to file a Registration Statement, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this subsection without obligation to any Stockholder.

     (ii) In connection with any offering under this subsection involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which a Stockholder has requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of shares of Common Stock entitled to include shares of Common Stock in such registration shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company. If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

(c)  Allocation of Expenses.  The Company will pay all Registration Expenses of
     ----------------------
     all registrations under this Agreement. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, all of state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling stockholders' own counsel.

(d)  Indemnification.  In the event of any registration of any of the
     ---------------
     Registrable Shares under the Securities Act pursuant to this Agreement, the Company will, to the extent permitted by law, indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, states securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided,
                                                                  --------
     however, that the Company will not be liable in any such case to the extent
     -------
     that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

     In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will, to the extent permitted by law, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement.

     Each party entitled to indemnification under this subsection (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to
                --------  -------
give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section unless the Indemnifying Party is materially prejudiced thereby. The Indemnified Party may participate in such defense at such party's expenses; provided, however, that the Indemnifying Party shall pay
                       --------  -------
such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to an entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

(e)  Information by Holder.  Each holder of Registrable Shares included in any
     ---------------------
     registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

(f)  "Stand-Off" Agreement for Initial Public Offering.  Each Stockholder, if
     -------------------------------------------------
     requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 120 days) following the effective date of a Registration Statement; provided, that:
                                                               --------

     (i) such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering (the "Initial Public Offering"); and

     (ii) all stockholders of the Company holding not less than the number of shares of Common Stock held by such Stockholder and all officers and directors of the Company enter into similar agreements.

Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

(g)  Lock-Up After Initial Public Offering.  Each holder of Registrable Shares
     -------------------------------------
     agrees that in the event the Company proposes to offer for sale to the public any of its equity securities after the Initial Public Offering, and
     (1) if such holder of Registrable Shares is an "affiliate" of the Company or holds beneficially or of record five percent (5%) or more of the outstanding equity securities of the Company, and (2) if requested by the Company and an underwriter of Common Stock or other securities of the Company, and (3) if all other "affiliates" and such 5% stockholders are requested by the Company and such underwriter to sign, and actually do sign, any agreement restricting the sale or other transfer of shares of the Company, then it will not sell, assign, donate, pledge, encumber, hypothecate, grant an option to, or otherwise transfer or dispose of, whether in privately negotiated transactions or to the public in open market transactions, any Common Stock or other securities of the Company held by it during the 90-day period following the effective date under the Securities Act. Such agreement shall be in writing and in form and substance reasonably satisfactory to the holder of Registrable Shares, the Company and such underwriter and pursuant to customary and prevailing terms and conditions. The Company may impose stop-transfer instructions with respect to the Shares (or securities) subject to the foregoing restrictions until the end of said 90-day period.

(h)  Conditions to Registration Obligations.  The Company shall not be obligated
     --------------------------------------
     to effect the registration of Registrable Shares pursuant to this Section unless all holders of shares being registered consent to reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel to be required by law including, without limitation:

     (i) conditions prohibiting the sale of shares by such holders until the registration shall have been effective for a specified period of time;

     (ii) conditions requiring such holder to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish the Company information about sales made in such public offering;

     (iii) conditions prohibiting such holder upon receipt of telegraphic or written notice from the Company (until further notice) from effecting sales of shares, such notice being given to permit the Company to correct or update a registration statement or prospectus;

     (iv) conditions requiring that at the end of the period during which the Company is obligated to keep the Registration Statement effective under Section 5, the holders of shares included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement that remain unsold, and requiring such holders to notify the Company of the number of shares registered that remain unsold immediately upon receipt of notice from the Company; and

     (v) conditions requiring the holders of Registrable Shares to enter into an underwriting agreement in form and substance reasonably satisfactory to the Company.

(i)  Transfers of Registration Rights.  The rights granted to the Registered
     --------------------------------
     Holder under this Section may be transferred by such Registered Holder to any person or entity acquiring at least 50,000 Registrable Shares (as adjusted for stock splits, stock dividends or similar recapitalizations); provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned. Any transferee to whom rights under this Section are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon holders of Registrable Shares pursuant to this Section.

13.  Mailing of Notices, etc.  All notices and other communications from the
     -----------------------
Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below.

14.  No Rights as Stockholder.  Until the exercise of this Warrant, the
     ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

15.  Change or Waiver.  Any terms of this Warrant may be amended or waived only
     ----------------
by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

16.  Headings.  The headings in this Warrant are for purposes of reference only
     --------
and shall not limit or otherwise affect the meaning of any provision of this Warrant.

17.  Governing Law.  This Warrant will be governed by and construed in
     -------------
accordance with the laws of the State of Connecticut.


                                        PROTON ENERGY SYSTEMS, INC.


                                        By:  /s/ Walter W. Schroeder
                                           ---------------------------
                                        Walter W. Schroeder, President

ATTEST:

/s/ William F. Smith
--------------------

                                   EXHIBIT I
                                   ---------

                                 PURCHASE FORM
                                 -------------

To:  Proton Energy Systems, Inc.                              Dated:
                                                                    ------------

     The undersigned, pursuant to the provisions set forth in the attached
Warrant (No.     ), hereby irrevocably elects to purchase       shares of the
             ----                                         -----
COMMON Stock covered by such Warrant.  The undersigned herewith makes payment of
$                in lawful money of the United States, representing the full
 ---------------
purchase price for such shares at the price per share provided for in such Warrant.


Signature:
          -----------------------------
                                        Address:
                                                -----------------------------

                                        -------------------------------------

                                   EXHIBIT II
                                   ----------

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED,                                      hereby sells,
                         ------------------------------------
assigns and transfers all of the rights of the undersigned under the attached
Warrant (No.     ) with respect to the number of shares of COMMON Stock covered
             ----
thereby set forth below, unto:


           Name of Assignee          Address          No. of Shares
           ----------------          -------          -------------






Dated:                              Signature:
      ------------------------                ----------------------------------
Dated:                              Witness:
      ------------------------              ------------------------------------